UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2025

Tempus AI, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42130	47-4903308
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 West Chicago Avenue
Suite 510
Chicago, Illinois	60654
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 800 976-5448

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	TEM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Tempus AI, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) on May 20, 2025. In accordance with the Company’s amended and restated certificate of incorporation, stockholders of the Company’s Class A common stock (“Class A stockholders”) have one vote per share and stockholders of the Company’s Class B common stock (“Class B stockholders”) have 30 votes per share. The final results for each of the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting are set forth below. These proposals are described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 7, 2025.

Proposal 1. Election of Directors.

The Company’s Class A stockholders and Class B stockholders, voting together as a single class, elected the nine directors listed below, each to serve until the Company’s 2026 Annual Meeting of Stockholders and until their successors are duly elected and qualified or until their earlier death, resignation or removal. The final voting results are as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Eric Lefkofsky	232,428,831	10,652,429	16,157,514
Peter J. Barris	231,351,586	11,729,674	16,157,514
Eric D. Belcher	240,323,799	2,757,461	16,157,514
Jennifer A. Doudna, Ph.D.	231,800,837	11,280,423	16,157,514
David R. Epstein	231,738,670	11,342,590	16,157,514
Wayne A.I. Frederick, M.D.	240,255,211	2,826,049	16,157,514
Scott Gottlieb, M.D.	231,702,607	11,378,653	16,157,514
Theodore J. Leonsis	231,044,224	12,037,036	16,157,514
Nadja West, M.D.	231,670,196	11,411,064	16,157,514

Proposal 2. Ratification of the Appointment of Independent Registered Public Accounting Firm.

The Company’s Class A stockholders and Class B stockholders, voting together as a single class, ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The final voting results are as follows:

Votes For	Votes Against	Abstentions
258,785,082	257,488	196,204

Proposal 3. Approval of Reincorporation.

The Company’s Class A stockholders and Class B stockholders, voting together as a single class, approved the reincorporation of the Company from the State of Delaware to the State of Nevada by conversion (the “Reincorporation”). The Company’s Board of Directors retains the discretion to abandon the Reincorporation. If completed, upon the completion of the Reincorporation, the Company will become a Nevada corporation and will continue to operate its business under its current name, “Tempus AI, Inc.” The final voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
229,810,726	13,226,368	44,166	16,157,514

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tempus AI, Inc.

Dated: May 23, 2025

	By:	/s/ James Rogers
James Rogers
Chief Financial Officer